UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

INFINITY ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17204	20-3126427
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11900 College Blvd, Suite 310, Overland Park, KS 66210

(Address of Principal Executive Offices) (Zip Code)

(913) 948-9512

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The Audit Committee of Infinity Energy Resources, Inc. (the “Company”) recently completed a process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended December 31, 2013 and beyond in order to remedy its current delinquent status with respect to the filing of its Annual Report on Form 10-K for the Year ended December 31, 2013. On September 5, 2014, the Audit Committee determined to dismiss MaloneBailey, LLP (“Malone”) as the Company’s independent registered public accounting firm effective immediately.

The Company had engaged Malone on April 24, 2013 to audit its consolidated financial statements for the year ended December 31, 2013 and reaudit the year ended December 31, 2012, but Malone has not issued an opinion on such consolidated financial statements due to its inability to complete the audits of 2013 and 2012 caused by disagreements with the Company’s management and its prior auditors regarding the Company’s accounting policy for certain costs that are capitalized and included in the Company’s Oil and Gas properties and the valuation of certain equity based and derivative instruments.

During the audit for the year ended December 31, 2013 and the reaudit of the year ended December 31, 2012, and through September 5, 2014, there were (a) disagreements with Malone on the capitalization of certain costs included in the Company’s Oil and Gas properties for the years 2013, 2012 and periods prior to 2012 and disagreements on the valuation of certain stock options and warrants granted in 2011 and 2012 that if not resolved to Malone’s satisfaction, would cause Malone to disclose that in its reports on the Company’s financial statements for such year; and (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K related to the matters mentioned in (a).

The Company provided Malone with a copy of the disclosure contained in this Form 8-K and requested that Malone provide the Company a letter addressed to the Securities and Exchange Commission stating whether Malone agrees with such disclosures. A copy of Malone’s letter dated, September 9, 2014 is attached as Exhibit 16.1 to this Form 8-K.

Contemporaneous with the determination to dismiss Malone, the Audit Committee engaged L.L. Bradford & Company (“Bradford”) as the Company’s independent registered public accounting firm for the year ended December 31, 2013  and for the fiscal year ending December 31, 2014.

During the year ended December 31, 2013, and the subsequent interim period through September 5, 2014 the Company did not consult with Bradford regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

16.1	Letter of Malone Bailey LLP dated September 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinity Energy Resources, Inc.

	By:	/s/ Stanton E. Ross
	Name:	Stanton E. Ross
	Title:	President and Chief Executive Officer

Dated: September 9, 2014

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Malone Bailey LLP addressed to the Securities and Exchange Commission dated September 9, 2014